SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 8, 2000
                                                  ------------------------------


                                NBT Bancorp Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                             0-14703                       16-1268674
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   (State or Other Jurisdiction             (Commission                    (IRS Employer
         of Incorporation)                  File Number)               Identification Number)


 52 South Broad Street, Norwich, New York                          13815
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(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code        607/337-2265
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         On November 8, 2000, NBT Bancorp Inc. mailed a letter to its stockholders advising them of the status of various current matters regarding the business of NBT and its subsidiaries. A copy of the letter is attached as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number            Description
------            -----------

99.1     Letter to NBT Bancorp Inc. stockholders, dated November 8, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NBT BANCORP INC.


                                         By:   /s/ Michael J. Chewens
                                              -----------------------
                                              Name: Michael J. Chewens
                                              Title: Executive Vice President


Date: November 8, 2000

                                  EXHIBIT INDEX

99.1      Letter to NBT Bancorp Inc. stockholders, dated November 8, 2000.